
Working Together Toward a Common Goal
Oak Valley Bancorp

Forward-Looking Statement

- This presentation includes forward-looking statements about the corporation for which the corporation claims the protection of safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

- Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the corporation's possible or assumed future financial condition, and its results of operations and business. Forward-looking statements are subject to risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, including increased energy costs in California, credit quality of borrowers, operational factors and competition in the geographic and business areas in which the company conducts its operations. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Company Overview

Company Name:	Oak Valley Bancorp, est. 2008 Headquartered in Oakdale, CA
Subsidiaries:	- Oak Valley Community Bank, **est. 1991** - Eastern Sierra Community Bank, Division of OVCB, est. 2000
Ownership:	Public; Listed on NASDAQ under the ticker "**OVLY**"
Assets:	$672 million
Employees:	146
Number of Locations:	14

Branch Footprint



Sacramento
Bridgeport
Sonora
Escalon
Stockton
Manteca
Oakdale
580
395
Ripon
Modesto
Mammoth Lakes
Patterson
Turlock
Bishop
99
5
Fresno

1. Oakdale
2. Sonora
3. Modesto – 12th & I
4. Bridgeport
5. Mammoth Lakes
6. Bishop
7. Modesto-Dale
8. Turlock
9. Stockton
10. Patterson
11. Ripon
12. Escalon
13. Modesto – McHenry
14. Manteca


Assets
(in millions)
700
600
500
400
300
200
100
0
12
23
30
35
41
56
85
103
118
134
158
193
241
313
382
455
455
508
525
552
612
661
672
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13


OAK VALLEY
BANCORP
Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Stockton
Modesto-McHenry, Manteca
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13

Highlights

- Solid Asset Quality
- Record Earnings
- Recognition for Achievements

Asset Quality


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%

	2008	2009	2010	2011	2012	2013
OVCB NPAs/Assets	1.47%	3.16%	2.22%	1.32%	1.14%	0.90%
Peer NPAs/Assets	2.20%	3.61%	3.66%	3.08%	2.44%	1.35%
OVCB ROAA	0.47%	0.40%	0.88%	1.02%	0.95%	0.90%
Peer ROAA	-0.15%	-0.60%	0.00%	0.36%	0.75%	0.87%

(Peer: CA Commercial Bank $300M-$1B(average))


Net Income to Common Shareholders
(in thousands)
6,000
5,000
4,000
3,000
2,000
1,000
-
(1,000)
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13
(373) (255) 250 439 574 601 734 1,194 1,372 1,538 1,659 1,797 2,318 3,251 3,935 3,831 3,960 2,098 1,158 3,786 4,700 5,329 5,819

Recognition

- **KBW - 2013 Bank Honor Roll**
  - 31 banks
  - Based on a 10-year record:
    - No annual loss in EPS
    - 2013 EPS better than any of the last 10 years
    - Consecutive increase in EPS since 2009
  - Out of 400 US banks with assets over $500MM

Strategic Direction


Service
Community
Results
Process Improvement

- Relationship Banking
- Continuous Improvement
- Strong Risk Management
- Strategic Opportunity

Historic Stock Price Summary


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Stock Price	3.55	3.32	4.15	7.00	14.89	15.67	13.03	8.25	6.00	4.41	5.90	6.75	7.45	8.37
Book Value	2.52	2.63	2.92	3.18	4.10	4.44	4.84	5.57	5.83	6.13	6.64	7.37	7.99	8.14
Book Multiple	1.41	1.26	1.42	2.20	3.63	3.53	2.69	1.48	1.03	0.72	0.89	0.92	0.93	1.03
Peer Multiple	1.36	1.56	1.84	2.23	2.50	2.66	2.80	2.06	1.01	0.70	0.89	0.79	0.99	1.19

Thank you!